UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 13, 2024

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 13, 2024, reAlpha Tech Corp. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). At the beginning of the Annual Meeting, there were 31,550,847 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), present or represented by proxy at the Annual Meeting, which represented approximately 68.8% of the voting power of the shares of the Company’s outstanding shares of voting stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on October 23, 2024. Summarized below are the final voting results for each proposal submitted to a vote of the stockholders at the Annual Meeting. The two proposals below are each described in more detail in the proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 15, 2024.

Proposal 1. Election of Directors.

Nominee Name	For	Withheld	Broker Non-Votes
Giri Devanur	28,165,678	37,319	3,347,850
Brian Cole	28,051,836	151,161	3,347,850
Monaz Karkaria	28,148,549	54,448	3,347,850
Dimitrios Angelis	28,050,396	152,601	3,347,850
Balaji Swaminathan	28,050,084	152,913	3,347,850

Each of the five nominees for director was elected to serve as a director until the election and qualification of his or her successor or until his or her earlier death, resignation, or removal.

Proposal 2. Ratification of GBQ Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

For	Against	Abstentions
31,210,439	333,651	6,757

There were no broker non-votes on this proposal.

The Company’s stockholders ratified the appointment of GBQ Partners, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2024	reAlpha Tech Corp.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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